UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2016

RENNOVA HEALTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 15, 2016, Rennova Health, Inc. (the "Company") entered into a Securities Purchase Agreement with two accredited investors (the “Investors”) whereby the Company sold to the Investors convertible notes in the aggregate principal amount of $440,000 (the "Notes") and issued to the Investors five-year warrants to purchase an aggregate of 2 million shares of the Company’s common stock with an exercise price of $0.40 per share (the “Warrants”). The Notes do not accrue any interest provided that the Company is not in default under the Notes, have a maturity date of March 15, 2017, and are convertible into shares of the Company’s common stock at a conversion price of $0.25 per share. The Company received net proceeds of approximately $394,500 in connection with this transaction. The issuance of the Notes and Warrants was exempt from the registration requirements of the Securities Act of 1933, as amended, in accordance with Section 4(a)(2) thereof, as a transaction by an issuer not involving a public offering.

The forgoing descriptions of the Securities Purchase Agreement, Notes and the Warrants are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 10.116, 10.117 and 10.118, respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this item 3.02.

On September 21, 2016, the Company issued an aggregate of 5,733,945 shares of the Company’s common stock in connection with the conversion of all of the outstanding shares of the Company’s Series B Convertible Preferred Stock. The Company received no consideration in connection with such conversion. The issuance of the shares of the Company’s common stock was exempt from the registration requirements of the Securities Act of 1933, as amended, in accordance with Section 4(a)(2) thereof, as a transaction by an issuer not involving a public offering.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.116	Securities Purchase Agreement dated as of September 15, 2016
10.117	Form of Note
10.118	Form of Warrant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2016	RENNOVA HEALTH, INC.

By: /s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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